SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                         ------------------------------

                                    FORM 8-K

                                 Current Report
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): February 18, 1998

                         ------------------------------

                      Healthcare Realty Trust Incorporated
             (Exact Name of Registrant as Specified in Its Charter)


      Maryland                      1-11852                      62-1507028
     (State or Other           (Commission File                (I.R.S. Employer
     Jurisdiction of                Number)                     Identification
     Incorporation)                                                 Number)


                              3310 West End Avenue
                                    Suite 700
                           Nashville, Tennessee           37203
               (Address of Principal Executive Offices) (Zip Code)

                                 (615) 269-8175
              (Registrant's Telephone Number, Including Area Code)


          (Former Name or Former Address, if Changed from Last Report)

Item 5.  Other Events

         On February 18, 1997, Healthcare Realty Trust Incorporated (the "Company") entered into a definitive underwriting agreement (the "Underwriting Agreement") with A.G. Edwards & Sons, Inc. (the "Underwriter") relating to the purchase by the Underwriter of 867,679 shares of the common stock of the Company, par value $.01 per share.

Item 7.  Financial Statements and Exhibits.

(c)      Exhibits


Exhibit Number                      Description

1.1 Underwriting Agreement, dated February 18, 1998, between Healthcare Realty Trust Incorporated and A.G. Edwards & Sons, Inc.

5.1 Opinion of Waller Lansden Dortch & Davis, A Professional Limited Liability Company.

8.1  Opinion of Farris, Warfield & Kanaday, PLC.

23.1 Consent of Waller Lansden Dortch & Davis, A Professional Limited Liability Company (included in Exhibit 5.1).

23.2 Consent of Farris, Warfield & Kanaday, PLC (included in Exhibit 8.1).

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        HEALTHCARE REALTY TRUST INCORPORATED


                                        By: /s/ ROGER O. WEST
                                            Roger O. West
                                            Executive Vice President
                                            and General Counsel



Date:  February 24, 1998

                                  EXHIBIT INDEX


Exhibit Number                      Description

1.1 Underwriting Agreement, dated February 18, 1998, between Healthcare Realty Trust Incorporated and A.G. Edwards & Sons, Inc.

5.1 Opinion of Waller Lansden Dortch & Davis, A Professional Limited Liability Company.

8.1  Opinion of Farris, Warfield & Kanaday, PLC.

23.1 Consent of Waller Lansden Dortch & Davis, A Professional Limited Liability Company (included in Exhibit 5.1).

23.2 Consent of Farris, Warfield & Kanaday, PLC (included in Exhibit 8.1).